Form N-CSR Item 19(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Principal Financial Officer and Principal Executive Officer, respectively, of Global Macro Absolute Return Advantage Portfolio (the “Portfolio”) that:

(a)

the Report of the Portfolio on Form N-CSR for the period ended April 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

Global Macro Absolute Return Advantage Portfolio

Date: June 24, 2025

/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date: June 24, 2025

/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer